Exhibit 99.1

For Immediate Release

April 18, 2006

Leesport Financial Corp. Reports Strong First Quarter Results

Wyomissing, PA: Leesport Financial Corp. (NASDAQ: FLPB) reported net income for the three months ended March 31, 2006 was $2,274,000 as compared to $1,779,000 for the same period in 2005, a 27.8% increase. Total revenue for the three months ended March 31, 2006 was $19,562,000 as compared to $17,444,000 for the same period in 2005, a 12.1% increase.

Robert D. Davis, President and Chief Executive Officer of Leesport Financial Corp. said, “We are once again very pleased with the improved earnings of the Company on a year to year basis. We are especially pleased with the first quarter growth in commercial loans and total deposits which reflects our strategic focus on serving commercial clients. We look forward to continuing these positive trends throughout the year.”

Included in net income for the quarter ended March 31, 2006 were severance costs of $44,000 associated with the consolidation of a retail management position and costs of $95,000 associated with a branch closing. Included in net income for the quarter ended March 31, 2005 were severance costs of $445,000 associated with the departure of the Company’s Chairman, President and Chief Executive Officer.

Excluding the above-mentioned branch closing and severance costs, the three month net income and earnings per share results for the periods indicated were:

	For the Three Months Ended
	(unaudited)
	March 31,	March 31,
	2006	2005
	(Dollar amounts in thousands, except
	per share data)
Reported Net Income	$2,274	$1,779

Charges:
Branch Closing	95	—
Severance Costs	44	445
Total Charges	139	445
Income tax effect	47	151
Net Impact of Charges	92	294

Net Income Adjusted	$2,366	$2,073

Increase From March 31, 2005	14.1%

Basic Earnings Per Share	$0.45	$0.36
Adjusted Earnings Per Share	0.47	0.41

Diluted Earnings Per Share	0.44	0.35
Adjusted Diluted Earnings Per Share	0.46	0.41

Net Interest Income

For the three months ended March 31, 2006, net interest income before the provision for loan losses increased 10.3% to $7,914,000 compared to $7,178,000 for the same period in 2005. The increase in net interest income for the three months resulted from a 23.6% increase in total interest income for the three months to $14,285,000 from $11,562,000 and a 45.3% increase in total interest expense to $6,371,000 from $4,384,000.

The increase in total interest income for the three months ended March 31, 2006 resulted from an increase in average earning assets of $18,195,000 due to organic growth in commercial loans and higher interest rates over the same period in 2005.

The increase in total interest expense for the three months ended March 31, 2006 resulted primarily from an increase in average interest-bearing deposits of $37,321,000 due to organic deposit growth and higher interest rates over the same period in 2005.

For the three months ended March 31, 2006, the net interest margin on a fully taxable equivalent basis was 3.84% as compared to 3.80% for the same period in 2005. The improvement in net interest margin for the three month period, as compared to the same period in 2005, is due to organic growth in the commercial loan portfolio, higher interest rates over the same period in 2005, an increase in the investment portfolio yield and an increase in non-interest bearing deposits.

Net interest income after the provision for loan losses for the three months ended March 31, 2006 was $7,714,000 as compared to $6,748,000 for the same period in 2005, an increase of 14.3%. The provision for loan losses for the three months ended March 31, 2006 was $200,000 compared to $430,000 for the same period in 2005. As of March 31, 2006, the allowance for loan losses was $7,355,000 compared to $7,338,000 as of March 31, 2005, an annualized increase of 0.9%. Comparing March 31, 2005 to March 31, 2006, the decrease in the provision is due primarily to a decrease in total non-performing loans of $1,328,000. The decrease in total non-performing loans is primarily attributable to a decrease in loans past due 90 days or more. Management continues to evaluate and classify the loan portfolio and has determined that the current allowance for loan losses is adequate.

Non-Interest Income

Total non-interest income for the three months ended March 31, 2006 decreased 10.3% to $5,277,000 compared to $5,882,000 for the same period in 2005.

Net securities gains were $104,000 for the three months ended March 31, 2006 compared to $38,000 for the same period in 2005. These gains are primarily from the planned sales of equity portfolio holdings.

For the three months ended March 31, 2006, revenue from commissions and fees from insurance sales decreased 13.2% to $2,673,000 compared to $3,078,000 for the same period in 2005. The decrease is mainly attributed to lower contingency income on insurance products offered through Essick & Barr, LLC, a wholly owned subsidiary of the Company.

For the three months ended March 31, 2006, revenue from mortgage banking activity decreased to $1,055,000 from $1,187,000, or 11.1%, for the same period in 2005. The decrease was primarily due to the reduction of the gain realized on the sale of loans sold with points. The points are included in interest income. The Company operates its mortgage banking activities through Philadelphia Financial Mortgage Company, a division of Leesport Bank.

For the three months ended March 31, 2006, revenue from brokerage and investment advisory commissions and fee activity decreased to $192,000 from $209,000, or 8.1%, for the same period in 2005. The decrease is due primarily to a decrease in investment advisory service activity offered through Madison Financial Advisors, LLC, a wholly owned subsidiary of the Company.

For the three months ended March 31, 2006, service charges on deposits increased to $690,000 from $604,000, or 14.2%, for the same period in 2005. The increase is due primarily to the organic growth in deposits.

For the three months ended March 31, 2006, other income decreased to $563,000 from $766,000, or 26.5%, for the same period in 2005. The decrease is due primarily to a decrease in gains on sales of SBA and USDA loans.

Non-Interest Expense

Total non-interest expense for the three months ended March 31, 2006 decreased 3.4% to $10,035,000 compared to $10,384,000 for the same period in 2005.

Salaries and benefits were $5,579,000 for the three months ended March 31, 2006, a decrease of 8.6% compared to $6,102,000 for the same period in 2005. The decrease is mainly attributed to severance costs paid in 2005 associated with the departure of the Company’s Chairman, President and Chief Executive Officer offset by general increases in employee salaries and benefits. The salaries and benefits expense also includes total commissions paid of $583,000 for the three months ended March 31, 2006 compared to $771,000 for the same period in 2005. This decrease is due primarily to decreased mortgage origination activity through Philadelphia Financial Mortgage Company and decreased brokerage and investment advisory activity through Madison Financial Advisors.

For the three months ended March 31, 2006, occupancy expense and furniture and equipment expense increased to $1,866,000 from

$1,714,000, or 8.9%, for the same period in 2005. This increase is due primarily to costs associated with the branch closing mentioned earlier.

Income Tax Expense

Income tax expense for the three months ended March 31, 2006 was $682,000, a 46.0% increase as compared to income tax expense of $467,000 for the three months ended March 31, 2005. The effective income tax rate for the three months ended March 31, 2006 and 2005 was 23.1% and 20.8%, respectively. This increase is due primarily to tax exempt income remaining relatively flat while income before income taxes increased.

Earnings per Share

Diluted earnings per share for the three months ended March 31, 2006 were $0.44 on average shares outstanding of 5,137,907, a 25.7% increase as compared to diluted earnings per share of $0.35 on average shares outstanding of 5,068,915 for the three months ended March 31, 2005.

Assets, Liabilities and Equity

Total assets as of March 31, 2006 were $968,440,000, an annualized increase of 1.1% compared to December 31, 2005. Total loans as of March 31, 2006 increased $20,424,000 to $674,668,000, and total deposits increased $25,034,000 to $684,764,000, respectively, compared to December 31, 2005. Commercial and mortgage loan balances had annualized increases of 19.4% and 21.8%, respectively. Total borrowings as of March 31, 2006 were $178,265,000, an annualized decrease of 41.4% as compared to December 31, 2005.

Shareholders’ equity increased as of March 31, 2006 to $96,142,000 from $94,756,000 at December 31, 2005, an annualized increase of 5.9%. Included in shareholders’ equity is an unrealized loss position on available for sale securities, net of taxes, at March 31, 2006 of $3,576,000 compared to an unrealized loss position on available for sale securities, net of taxes, of $3,143,000 at December 31, 2005.

Leesport Financial Corp. is a diversified financial services company headquartered in Wyomissing, PA, offering banking, insurance (Insurance products offered through Essick & Barr, LLC), investments (Securities offered through UVEST Financial Services, a registered independent broker/dealer, Member NASD/SIPC), wealth management, equipment leasing, and title insurance services throughout Southeastern Pennsylvania.

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands, except per share data)

	Quarter Ended Balances
	March 31,	December 31,
	2006	2005
	(unaudited)
Assets
Investment securities and interest bearing cash	$180,491	$188,782
Mortgage loans held for sale	11,371	16,556
Loans:
Commercial loans	501,488	478,301
Consumer loans	132,226	134,069
Mortgage loans	40,549	38,454
Other	405	3,420
Total loans	$674,668	$654,244

Earning assets	$866,530	$859,582
Total assets	968,440	965,752

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	116,476	115,978
NOW, money market and savings	285,365	284,402
Time deposits	282,923	259,350
Total deposits	$684,764	$659,730

Federal funds purchased	$48,536	$66,230
Securities sold under agreements to repurchase	68,579	69,455

Long-term debt	41,000	43,000
Junior subordinated debt	20,150	20,150
Shareholders’ equity	$96,142	$94,756

Actual shares outstanding	5,084,456	5,061,487
Book value per share	$18.91	$18.72

	Asset Quality Quarterly Data
	March 31,	December 31,
	2006	2005
	(unaudited)
Non-accrual loans	$5,396	$5,567
Loans past due 90 days or more	33	606
Renegotiated troubled debt	147	150
Total non-performing loans	5,576	6,323
Other real estate owned	271	87
Total non-performing assets	$5,847	$6,410

Loans outstanding at end of period	$674,668	$654,244
Allowance for loan losses	7,355	7,619

Net charge-offs to average loans (annualized)	0.28%	0.18%

Allowance for loan losses as a percent of total loans	1.09%	1.16%

Allowance for loan losses as percent of total non-performing loans	131.90%	120.50%

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands)

	Average Balances
	For the Three Months Ended
	(unaudited)
	March 31,	December 31,
	2006	2005
Assets
Investment securities and interest bearing cash	$184,650	$186,688
Mortgage loans held for sale	11,311	14,622
Loans:
Commercial loans	490,894	467,434
Consumer loans	134,877	135,688
Mortgage loans	39,450	38,584
Other	359	330
Total loans	$665,580	$642,036

Earning assets	$861,541	$843,346
Goodwill and intangible assets	43,929	44,088
Total assets	964,228	945,836

Liabilities and shareholders’ equity
Deposits:
Non-interest bearing deposits	111,875	110,545
NOW, money market and savings	292,494	283,779
Time deposits	272,466	243,860
Total deposits	$676,835	$638,184

Short term borrowings	$54,017	$65,005
Securities sold under agreements to repurchase	63,779	72,215

Long-term debt	41,689	43,000
Junior subordinated debt	20,150	20,150
Shareholders’ equity	$95,814	$95,102

LEESPORT FINANCIAL CORP.

CONSOLIDATED SELECTED FINANCIAL DATA

(Dollar amounts in thousands, except per share data)

	For the Three Months Ended
	(unaudited)
	March 31,	March 31,
	2006	2005
Interest income	$14,285	$11,562
Interest expense	6,371	4,384
Net interest income	7,914	7,178
Provision for loan losses	200	430
Net Interest Income after provision for loan losses	7,714	6,748

Securities gains, net	104	38
Commissions and fees from insurance sales	2,673	3,078
Mortgage banking activities	1,055	1,187
Brokerage and investment advisory commissions and fees	192	209
Service charges on deposits	690	604
Other income	563	766
Total non-interest income	5,277	5,882

Salaries and employee benefits	5,579	6,102
Occupancy expense	1,205	1,114
Furniture and equipment expense	661	600
Other operating expense	2,590	2,568
Total non-interest expense	10,035	10,384
Income before income taxes	2,956	2,246
Income taxes	682	467
Net income	$2,274	$1,779

Per Share Data:
Basic average shares outstanding	5,078,196	4,997,887
Diluted average shares outstanding	5,137,907	5,068,915
Basic earnings per share	0.45	0.36
Diluted earnings per share	0.44	0.35
Cash dividends per share	0.18	0.17

Profitability Ratios:
Return on average assets	0.96%	0.81%
Return on average shareholders’ equity	9.63%	7.89%
Return on average tangible equity (equity less goodwill and intangible assets)	17.77%	14.98%
Net interest margin (fully taxable equivalent)	3.84%	3.80%
Effective tax rate	23.07%	20.79%

LEESPORT FINANCIAL CORP.

UNAUDITED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except share data)

	March 31,	March 31,
	2006	2005
Assets
Cash and due from banks	$25,277	$25,875
Interest-bearing deposits in banks	158	1,442
Total cash and cash equivalents	25,435	27,317

Mortgage loans held for sale	11,371	17,747
Securities available for sale	176,168	181,408
Securities held to maturity	4,165	6,345
Loans, net of allowance for loan losses 3/2006 - $7,355; 3/2005 - $7,338	667,313	584,101
Premises and equipment, net	7,614	8,410
Identifiable intangible assets	4,990	5,630
Goodwill	38,805	38,840
Bank owned life insurance	11,814	11,477
Other assets	20,765	19,438
Total assets	$968,440	$900,713

Liabilities And Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing	$116,476	$112,260
Interest bearing	568,288	508,790
Total deposits	684,764	621,050
Securities sold under agreements to repurchase	68,579	51,595
Federal funds purchased	48,536	52,787
Long-term debt	41,000	55,000
Junior subordinated debt	20,150	20,150
Other liabilities	9,269	9,326
Total liabilities	872,298	809,908

Shareholders’ Equity
Common stock, $5.00 par value ;
Authorized 20,000,000 shares;
5,142,018 shares issued at March 31, 2006 and 5,039,937 shares issued at March 31, 2005	25,718	25,198
Surplus	53,228	51,441
Retained earnings	22,148	16,520
Accumulated other comprehensive loss	(3,576)	(1,674)
Treasury stock; 57,562 shares at March 31, 2006 and 34,691 shares at March 31, 2005, at cost	(1,376)	(680)
Total shareholders’ equity	96,142	90,805
Total liabilities and shareholders’ equity	$968,440	$900,713

SELECTED HIGHLIGHTS

Cash Dividends Declared

1st Qtr. 2005	$0.1700
2nd Qtr. 2005	$0.1700
3rd Qtr. 2005	$0.1800
4th Qtr. 2005	$0.1800
1st Qtr. 2006	$0.1800

Common Stock (FLPB)
Quarterly Closing Price

03/31/2005	$23.65
06/30/2005	$23.25
09/30/2005	$22.75
12/31/2005	$24.00
03/31/2006	$25.98

LEESPORT FINANCIAL CORP.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)

	Three Months Ended March 31,
	2006	2005
Interest Income
Interest and fees on loans	$12,116	$9,673
Interest on securities:
Taxable	1,813	1,569
Tax-exempt	203	165
Dividend income	149	144
Other interest income	4	11
Total interest income	14,285	11,562

Interest Expense
Interest on deposits	4,428	3,020
Interest on short-term borrowings	624	324
Interest on securities sold under agreements to repurchase	553	273
Interest on long-term debt	354	434
Interest on junior subordinated debt	412	333
Total interest expense	6,371	4,384

Net interest income	7,914	7,178
Provision for loan losses	200	430
Net interest income after provision for loan losses	7,714	6,748

Other income:
Customer service fees	690	604
Mortgage banking activities, net	1,055	1,187
Commissions and fees from insurance sales	2,673	3,078
Broker and investment advisory commissions and fees	192	209
Gain on sale of loans	8	246
Gain on sales of securities	104	38
Other income	555	520
Total other income	5,277	5,882

Other expense:
Salaries and employee benefits	5,579	6,102
Occupancy expense	1,205	1,114
Furniture and equipment expense	661	600
Marketing and advertising expense	294	343
Identifiable intangible amortization	160	160
Professional services	227	309
Outside processing expense	732	677
Insurance expense	109	202
Other expense	1,068	877
Total other expense	10,035	10,384

Income before income taxes	2,956	2,246
Income taxes	682	467
Net income	$2,274	$1,779

Leesport Financial Corp.

Leesport Bank

•                  Madison Bank

•                  Philadelphia Financial Mortgage

•                  Madison Equipment Leasing

Essick & Barr LLC

•                  Essick & Barr Insurance

•                  The Boothby Group

•                  Madison Insurance Consultants

Madison Financial Advisors LLC

Leesport Realty Solutions, Inc.

Leesport Mortgage LLC

For additional
information, contact:

Edward C. Barrett

Chief Financial Officer

610.478.9922 x251

ebarrett@leesportfc.com

www.leesportfc.com

NASDAQ: FLPB

This release may contain forward-looking statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.